Scottish Widows Investment Partnership Trust

Global Emerging Markets Fund

Prospectus

October 3, 2006
as supplemented February 9, 2007

The investment adviser of the Global Emerging Markets Fund is
Scottish Widows Investment Partnership Limited.

The shareholder servicing contact number is 1-800-893-2073.

This Prospectus contains important information about the investment goals, strategies and risks of the Global Emerging Markets Fund, a series of the Scottish Widows Investment Partnership Trust, that you should know before you invest in the Global Emerging Markets Fund. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES AND PHILOSOPHY

Investment Objective

The Global Emerging Markets Fund (the “Fund”) seeks to provide long-term capital growth.

The Fund’s investment objective may be changed without shareholder approval with prior notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

Principal Investments and Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in emerging market equity securities.

For this purpose, “emerging market equity securities” include securities of issuers that fall within one or more of the following categories:

•	primarily listed on the trading market of an emerging market country;

•	headquartered in an emerging market country; or

•	deriving 50% or more of their revenues from, or having 50% or more of their assets in, an emerging market country.

Emerging market equity securities also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and similar instruments issued with respect to the securities described above. These instruments evidence ownership of shares of a foreign issuer, are issued by depositary banks, and generally are traded in a developed country, such as the United States. In addition, the Fund may also invest in Equity Linked Notes. The Fund’s investment adviser, Scottish Widows Investment Partnership Ltd. (“SWIP” or the “Adviser”), will generally determine if a particular Equity Linked Note is an emerging market equity security, and determine the related emerging market country, if applicable, based upon the above described analysis of the issuers of the underlying linked equity securities for such Notes.

An emerging market country is one that falls within one or more of the following categories:

•	has an emerging stock market as defined by the International Finance Corporation (“IFC”);

•	has a low- to middle-income economy according to the World Bank;

•	is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or

•	has a per-capita gross national product of $10,000 or less.

The Fund’s policy of investing at least 80% of its net assets in emerging market equity securities may be changed by the Board of Trustees upon 60 days’ notice to shareholders. The foregoing definitions of “emerging market equity securities” and “emerging market country” and the other investment guidelines discussed in this Prospectus may be changed at any time without notice.

The Fund is non-diversified, which means securities laws do not limit the percentage of its assets that it may invest in any one company. SWIP believes that concentrating the Fund’s portfolio in a relatively small number of securities allows the Adviser’s best ideas to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio generally contains between 35 and 45 securities; however, it may contain fewer than 35 securities or more than 45 securities if considered prudent and desirable by the Adviser.

The Fund predominantly invests in securities of mid to large capitalization emerging market companies (i.e., companies with a market capitalization of greater than $1 billion). The Fund, however, does not limit its investments to companies of any particular size and may invest in smaller and less-seasoned issuers. Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its net assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular securities.

Additional information about the investment process that the Adviser intends to use to manage the Fund is provided later in this Prospectus under “Overall Investment Process.”

Countries

Countries in which the Fund may invest include, but are not limited to, the following:

Continent	Countries

Africa	Botswana, Egypt, Ghana, Namibia, Nigeria, Mauritius, Morocco, South Africa, Tunisia, Zimbabwe
Asia	China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand
Europe	Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Russian Federation, Slovak Republic, Slovenia, Ukraine
Latin America	Argentina, Brazil, Chile, Columbia, Mexico, Panama, Peru, Venezuela
Middle East	Israel, Jordan, Turkey

There can be no assurance that the Fund will invest in any particular country.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Equities are generally more risky than most other forms of investment. The investments of the Fund are subject to normal market fluctuations and other risks inherent in investing in securities. There can be no assurance that any appreciation in value of investments will occur. The value of investments and the income derived from them may fall as well as rise and investors may not recoup the original amount invested in the Fund.

Investors could lose money on their investments in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:

•	Foreign stock markets fall in value;

•	An adverse event, such as an unfavorable earnings report, depresses the value of a particular company’s stock; and

•	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

In addition, the Fund faces the risks described below.

Emerging and Foreign Market Risks

Emerging markets and emerging market companies present special risks in addition to the general risks of investing abroad. These risks include greater political, social, economic and regulatory instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers. Emerging markets tend to be more volatile than the markets of the United States or more developed foreign countries and have less mature and diverse economies and less stable political systems than those of the United States or more developed foreign countries. Furthermore, emerging markets have different auditing and other financial standards, which could result in a less thorough understanding of the financial condition, results of operations and cash flow of companies in which the Fund invests. Accordingly, certain emerging markets may not afford the same level of investor protection as would apply in more developed jurisdictions.

Furthermore, prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

In addition, lack of liquidity and efficiency in certain of the stock markets or foreign exchange markets in certain emerging markets may mean that from time to time the Fund may experience more difficulty in purchasing or selling securities than it would in a more developed market.

Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, the Fund would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.

The Fund may invest in foreign issuers through ADRs, EDRs and GDRs, or similar investment vehicles. Investments in these types of securities involve risks similar to investments in foreign securities.

Concentration of Investment Risks

The Fund is non-diversified, which means that the Fund’s assets may be invested in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The Fund may be overweight or underweight relative to the Fund’s benchmark in companies in certain countries, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to positive or negative developments affecting these countries, industries or market sectors. In addition, as described above, the Fund may, from time to time, invest a significant portion (up to 35%) of its total assets in securities of issuers in any one emerging country.

Exchange Rate Risks

Currency fluctuations may adversely affect the value of an investment. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated or traded in those currencies and securities of issuers where revenues are received in those currencies. Furthermore, the Fund may also hold cash in U.S. dollars or foreign currencies.

The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. The outcome of such a transaction will depend on SWIP’s ability to predict how one currency will fare against another currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

Smaller Company and Less-Seasoned Company Risks

The Fund may invest in some companies with smaller market capitalization and less-seasoned companies, exposing the Fund to the risks of investing in such companies, such as limited financial resources, managerial resources, product lines and markets. Such companies may trade less frequently with greater price swings, and the nature and size of these companies means that their shares may be less liquid than those of larger companies and that their share prices may, from time to time, be more volatile.

In addition, the Fund’s investments in mid-sized companies will also be subject to the same risks as those noted above, but generally to a lesser extent.

Equity Linked Notes Risks

The principal or coupon payment on Equity Linked Notes (“ELNs”)” is linked to the performance of an underlying security or index and may be used, among other things, to provide the Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. ELNs generally are issued by broker dealers or other financial institutions. The risks associated with purchasing ELNs include risks relating to the creditworthiness of the issuer and the risk of counterparty default. In addition, the Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

HISTORICAL PERFORMANCE

The Fund does not have any performance history. Performance information for the Fund will be included in the Fund’s next annual or semi-annual report. In the future, when the Fund presents its performance history, it intends to compare its performance to that of the MSCI Emerging Markets Index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	1.47	%(2)
Total Annual Fund Operating Expenses	2.47%
Less Contractual Fee Waivers	(0.97	)%(3)
Net Annual Fund Operating Expenses	1.50%

(1)	The redemption fee is not a sales charge or load. Shares redeemed within 90 days of purchase may be subject to a 2.00% redemption fee. See “Frequent Purchases and Redemptions of Fund Shares — Redemption Fees.”

(2)	Other expenses are based on an estimate of amounts for the current fiscal year. Other expenses include transfer agency, custody, professional, registration, legal, audit and insurance fees, as well as other miscellaneous items.

(3)	The Adviser has entered into a fee waiver and expense limitation agreement with the Trust on behalf of the Fund (the “Limitation Agreement”) whereby the Adviser will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, such as litigation, exceed an annual rate of 1.50% of the Fund’s annual net assets. The Adviser may recoup all or a portion of any waived management fees and expenses it has borne, if any, within three years after the end of the fiscal year in which the waiver was made. The Limitation Agreement will continue in effect through April 30, 2008. There is no guarantee that the Limitation Agreement will continue after that date.

Example

This example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s costs would be:

1 year(1)	3 years(1)

$153	$677

(1)	The example reflects the contractual expense limit only for the one-year period and the first year of the three-year period. As noted above, the Adviser has committed to continue the Limitation Agreement through April 30, 2008 and such Limitation Agreement may remain in effect for a longer period.

ADDITIONAL INVESTMENT POLICIES

Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative Contracts

The Fund, at times, may use derivative contracts for any of the following purposes:

•	To hedge against adverse changes in the market value of securities held by or to be bought for the Fund caused by changing interest rates or currency exchange rates.

•	As a substitute for purchasing or selling securities.

•	To enhance the Fund’s potential gain in non-hedging situations.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio’s interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund’s portfolio less liquid and harder to value, especially in volatile markets.

Fixed Income Securities

The Fund may invest up to 20% of its net assets, in the aggregate, in fixed income securities and preferred stocks of any credit quality. The Fund’s fixed income securities may be of any maturity or duration. The Fund’s fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although the Fund may invest in fixed income securities of any credit quality, the Fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

Securities Lending

The Fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the Fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. Consistent with the Investment Company Act of 1940, as amended (“1940 Act”), as interpreted by the staff of the SEC, the value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Impact of High Portfolio Turnover

The Fund may engage in active and frequent trading in pursuing its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

As of the end of each calendar month, the Fund will provide a complete list of its holdings, a separate list identifying its ten largest holdings and geographical sector breakdowns. These lists will be available no earlier than 15 days after the end of each calendar month on the Fund’s website at www.swip-us.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

A complete list of holdings will also appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund will file the list with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters).

Shareholders may view the Fund’s Forms N-CSR and N-Q, when available, on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q, when available, may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct). Such Forms also will be available on the Fund’s website at www.swip-us.com.

THE TRUST

The Fund is a series of Scottish Widows Investment Partnership Trust (the “Trust”). The Trust was established on June 2, 2006 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

THE INVESTMENT ADVISER

SWIP is registered with the SEC as an investment adviser and is one of the largest asset management companies in the UK. SWIP is the wholly-owned fund management arm of Scottish Widows Group, which in turn is part of the Lloyds TSB Group. The Lloyds TSB Group is a UK market leader with total assets of approximately $532.0 billion and total staff of over 69,000 as of June 30, 2006. According to Forbes, Lloyds TSB Group is the 10th largest European bank and is ranked 16th globally as of March 30, 2006.

As of June 30, 2006, SWIP managed approximately $180 billion in assets, which are invested in all major asset classes, including domestic and overseas equities, real estate, bonds and cash. SWIP currently employs approximately 400 people. The substantial majority of SWIP employees are located outside of the U.S. As of

June 30, 2006, SWIP managed approximately $2.8 billion of emerging markets equities for a variety of clients with a range of mandates and performance requirements including specialist regional emerging funds (e.g., Latin American, Central and Eastern European). The Fund is the first U.S. registered fund that SWIP has managed.

SWIP provides the Fund with discretionary investment management services. Under the terms of its investment advisory agreement with the Fund, the Fund pays SWIP an advisory fee at an annual rate equal to 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the expenses of the Fund at least through April 30, 2008 to 1.50% of the Fund’s average daily net assets per year. The Adviser may subsequently recover reimbursed expenses from the Fund if the Fund’s expense ratio falls below the expense limitation.

The basis for the Board of Trustees approving the Fund’s investment advisory agreement with the Adviser will be discussed in the Fund’s semi-annual report for the period ending March 31, 2007.

SWIP’s UK registered office is 10 Fleet Place, London, EC4M 7RH. SWIP’s principal place of business is Edinburgh One, Morrison Street, Edinburgh EH3 8BE. SWIP’s U.S. address is 1251 Avenue of the Americas, 39th Floor, New York, New York 10020.

The Portfolio Management Team

The Fund’s portfolio managers are Kim Catechis and Alastair Reynolds. Messrs. Catechis and Reynolds consult each other continuously regarding the management of the Fund’s portfolios. Mr. Catechis is the Fund’s primary portfolio manager and, as such, ordinarily has the ultimate authority to select the securities purchased or sold by the Fund. In the absence of Mr. Catechis, Mr. Reynolds will have ultimate authority to manage the Fund.

Kim Catechis

Mr. Catechis is an investment director and is Head of SWIP’s Asia and Emerging Markets Desk. Mr. Catechis joined SWIP in 1996 and set up the Scottish Widows Latin American Equities desk. He was appointed Head of Emerging Markets in 1998.

Mr. Catechis manages Scottish Widows Investment Partnership Investments Funds ICVC Emerging Markets Fund (“GEMUK”), a fund registered in the UK with the Financial Services Authority and having assets of approximately $1 billion. He is secondary manager on SWIP’s Central & Eastern European and Latin American funds. Mr. Catechis has responsibility for the energy sector within the Asia and Emerging Markets team. Mr. Catechis has 19 years of investment management experience and speaks eight languages.

Alastair Reynolds

Mr. Reynolds is an investment director in the Asia and Emerging Markets team and joined SWIP in 2000. He manages emerging market retail funds and undertakes investment research across a range of industry sectors. Mr. Reynolds also performs the role of research manager, coordinating the team’s research activities. Mr. Reynolds has 16 years of investment management experience.

Additional Information About the Portfolio Management Team

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

OVERALL INVESTMENT PROCESS

SWIP’s investment process emphasizes fundamental research and a supportive team culture designed to encourage the active exchange of ideas between analysts and portfolio managers.

Research is the most important and fundamental element of the investment process and is the cornerstone on which SWIP bases its investment decisions. SWIP’s research involves a combination of qualitative and quantitative research looking over a ten-year horizon — a five-year historical analysis and a five-year forward projection. In general, SWIP looks for opportunities where a company’s longer-term growth prospects are not reflected in its current stock price. SWIP believes that cash earnings are the long-term driver of share prices. By understanding how each company generates its earnings and successfully forecasting how these will grow over the long term, SWIP believes that it can identify the value inherent in each company and take advantage of pricing anomalies by identifying stocks which are trading below their intrinsic value.

The results of the firm’s investment analyses are debated at regular investment review meetings during which each stock idea is objectively assessed from at least two different perspectives — market and sector. SWIP’s researched stock list of buy, hold or sell rated stocks, is assessed and updated via a proprietary Internet-based research portal. SWIP believes this proprietary portal is a powerful tool in the portfolio-construction process because it affords great flexibility in the way the firm’s investment professionals view and integrate research.

PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

The following table sets forth composite performance data relating to the historical performance of all accounts managed by the Adviser that since January 1, 2001 have or had investment objectives, policies, strategies and risks substantially similar to those of the Fund.

The Adviser’s global emerging market composite is made up of accounts managed by the Adviser that are primarily invested in mid to large capitalization companies in countries in the global emerging market universe.

The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a specified market index and does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.

The Adviser claims compliance with the Global Investment Performance Standards (GIPS®). The composite performance data shown is retroactively applied to all time periods presented. (GIPS® serve as guidelines for investment managers to follow when reporting performance to prospective clients and are administered globally by the CFA Centre for Financial Markets Integrity.) Where there is a conflict between GIPS® and local laws and regulations, this information has been prepared in accordance with the local laws and regulations.

All returns presented were calculated on a total return basis and include the reinvestment of income dividends and capital gain distributions, accrued income and realized and unrealized gains and losses. “Net Returns” reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. “Gross Returns” do not reflect the deduction of any advisory fees, expenses (other than brokerage commissions and other trading expenses, which are included) or taxes. All returns have been adjusted from United Kingdom Pounds to U.S. Dollars using calendar year beginning and end exchange rates (provided by an independent third party) to reflect the change in value of the U.S. Dollar over the course of each calendar year. Such adjustment is necessary to show returns that are capable of being compared with the MSCI Emerging Markets Index benchmark. The Adviser’s composite includes all actual, fee-paying, discretionary accounts managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.

Currently, GEM UK is the only fund managed by SWIP with investment objectives, policies and strategies that are substantially similar to those of the Fund. However, the composite performance in prior periods also reflects the historical performance of other accounts.

The accounts that are included in the Adviser’s composite are not subject to the same fees and expenses to which the Fund will be subject, nor to the diversification rules, tax restrictions and investment limitations imposed on the Fund by the 1940 Act and Subchapter M of the Internal Revenue Code. The composite investment returns presented below do not reflect any sales charge. Consequently, returns for the Adviser’s composite would have been different if it had been subject to these fees and expenses and U.S. tax and securities laws.

The Adviser’s composite investment returns presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund. In addition, the use of a methodology different from that used below to calculate performance could result in different performance data.

The Adviser’s past performance does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns of Composite

(1)	The composite investment returns are calculated in accordance with GIPS. The method for calculating performance pursuant to GIPS differs from the method for calculating mutual fund performance under SEC rules.

During the periods shown in the bar chart above, the highest quarterly net return was 24.02% for the quarter ended December 31, 2001, and the lowest quarterly net return was -23.75% for the quarter ended September 30, 2001.

Average Annual Total Returns of Composite
(for periods ending December 31, 2006)

				Since
	1 year	3 years	5 years	Inception(3)

Composite Net Return (Including sales charges)(1)	27.04%	32.63%	27.23%	20.71%
Composite Net Return (Excluding sales charges)	30.79%	33.86%	27.97%	21.32%
Composite Gross Return	32.73%	35.86%	29.93%	23.17%
MSCI Emerging Markets Index(2)	32.59%	31.00%	27.00%	21.46%

(1)	GEM UK imposes a sales charge in connection with the sale of its shares, but such sales charge is often waived for institutional investors. The Fund does not impose a sales charge.

(2)	The MSCI Emerging Markets Index is a widely recognized index comprised of stocks traded in the developing markets of the world that are open for foreign investment. The MSCI Emerging Markets Index reflects no deduction for fees, expenses or taxes.

(3)	Inception is January 1, 2001.

*	Source for bar chart and table: composite performance was obtained from SWIP and the MSCI Emerging Markets Index was obtained from Rimes and the WM Company.

CALCULATION OF THE FUND’S NET ASSET VALUE

The price of the Fund’s shares is based on the net asset value (“NAV”) of the Fund. The NAV of the Fund is the value of its assets less the value of its liabilities, determined in accordance with the following provisions.

The NAV per share for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time (“ET”)) each day that the NYSE is open for business (“Fund Business Day”).

If the Fund, or its authorized agent or sub-agent, receives your request in proper form by the close of trading on the NYSE, your transactions will be priced at that day’s NAV. If your request is received after the close of trading on the NYSE, it will be priced at the next Fund Business Day’s NAV.

The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

The NAV of the Fund is generally based on the current market value of the securities held in the Fund. If the price for a specific security held by the Fund is not readily available, the Fund will determine a fair value, as determined in good faith and pursuant to procedures approved by the Fund’s Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment.

Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore, the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

The Fund’s fair value pricing procedures require the fund to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time, and the number of days on which fair value prices will be used will depend on market activity, it is expected that the Fund will use fair value prices for foreign equity securities in its portfolio to a significant extent, including as frequently as several times a week.

HOW TO PURCHASE AND REDEEM SHARES

Purchasing Shares

Shares of the Fund are sold at the NAV next determined after receipt of a purchase order in “proper form.” Purchase orders are accepted on any Fund Business Day. The Fund may also process purchase and sale orders and calculate its NAV on days that the Fund’s primary trading markets are open. The Fund is not open and does not determine its NAV on the following NYSE holidays:

•	New Year’s Day;

•	Martin Luther King, Jr. Day;

•	President’s Day;

•	Good Friday;

•	Memorial Day;

•	Independence Day;

•	Labor Day;

•	Thanksgiving Day; and

•	Christmas Day.

A purchase order or a redemption request is in “proper form” upon receipt of federal funds and when all required documents are properly completed, signed and received by the Fund. Additionally, when completing a new account application, you will be required to supply the Fund with information such as your tax identification number that will assist the Fund in verifying your identity, as required by federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you.

Methods for Purchasing Shares

You may purchase shares of the Fund by the following methods:

•	By Telephone. (Existing accounts only)

•	By Fax. You may open an account by completing and signing a registration form and telephoning the Fund at 1-800-893-2073 to indicate you will be submitting the registration form by fax. The original registration form must be mailed following the transmission of the faxed version. Payment should be made by wire (please see instructions below).

•	By Mail. You may open an account directly by completing, signing and mailing a registration form and a check made payable to Global Emerging Markets Fund.

•	By Wire. To purchase shares of the Fund by Federal Reserve wire, please provide notice to the Fund of your intention to wire by calling 1-800-893-2073. If the Trust receives a completed purchase order in proper form before the close of regular trading on the NYSE (generally 4:00 p.m. ET), you will be entitled to earn dividends from the next Fund Business Day. On days when the Federal Reserve is closed, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day.

The following procedure will help assure our receipt of your federal funds wire:

A. Telephone the Fund toll free number at 1-800-893-2073 and provide the following information:

•	Your name;

•	Address;

•	Telephone number;

•	Taxpayer ID number;

•	The amount being wired; and

•	The identity of the bank wiring funds.

B. Instruct your bank to wire the specified amount to the Fund as follows:

Scottish Widows Investment Partnership Trust
State Street Bank
225 Franklin Street
Boston MA 02110
ABA 011000028
DDA 99056954
Shareholders Name/Account #

To allow the Trust to manage the Fund most effectively, investors are encouraged to execute all trades before 4:00 p.m. ET. To protect the Fund’s performance and shareholders, the Trust discourages frequent trading in response to short-term fluctuations.

The Trust reserves the right to reject any purchase order for any reason in its sole discretion.

Verifying Your Identity and Reporting Suspicious Activity

Under the USA PATRIOT Act, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies to open an account. When you open an account to invest, we will ask for your name, address, applicable organizational documents, tax identification number, and other information that will allow us to identify you. If you do not provide the required information, and we cannot contact you to obtain it, we may not accept your application and will return your initial investment. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. In addition, as required by law, the Fund may report suspicious activity surrounding your account opening to federal authorities.

After your account is established, the Trust is required to take steps to verify your identity, including checking your information against various databases, and the Trust is required to report suspicious account activity to federal authorities. If the Trust is unable to verify your identity from the information you provide, you may be restricted from making purchases or transferring shares, or your account may be closed and the proceeds sent to you. If the account is closed and the proceeds are sent to you, you will receive the next available NAV. As a result, your proceeds may be more or less than the amount you paid for your shares and the sale may be a taxable transaction.

Account Statements

Quarterly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month. When share purchases are effected through an institution, confirmations of the share purchases and quarterly account statements will be sent to the institution involved.

Minimum Investment Required

The minimum initial investment in the Fund is $500,000. There is no minimum subsequent investment. The Trust reserves the right to waive the minimum investment requirement.

Due to the cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.

Selling Shares

You may redeem your shares without charge at the NAV next determined after the Fund receives your redemption request in proper form. Generally, the Fund will pay proceeds of the withdrawal in federal funds, but the Fund reserves the right to pay all or part of the redemption proceeds in readily marketable securities (“in-kind”) instead of federal funds, normally on the next Fund Business Day after the withdrawal, but in any event no more than seven days after the withdrawal.

Methods for Selling Shares

You may sell shares of the Fund by the following methods:

•	By Telephone. You may redeem your shares by telephoning the Fund at 1-800-893-2073. You must provide the Trust with your account number and the exact name in which the shares are registered. A redemption by telephone may be made ONLY if the telephone redemption authorization has been completed on a registration form provided by the Trust. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Trust nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Trust by telephone, redemption requests may be mailed to the Fund’s transfer agent.

•	By Fax. You may redeem your shares by providing a redemption instruction by telephoning the Fund at 1- 800-893-2073 and indicating that you wish to provide a redemption instruction by fax. Fax requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

•	Written Requests. Redemption requests may be made by writing to:

Scottish Widows Investment Partnership Trust
P.O. Box 8042
Boston, Massachusetts 02266-8042

Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

A signature guarantee is required for any written redemption request (including faxed redemption requests) and for any instruction to change the shareholder’s record name, a designated bank account, or the telephone redemption or other option elected on an account. Telephone redemptions will not be permitted for at least 30 days after an address change is received unless the request is received in hard copy form with the signature guaranteed. Signature guarantees may be provided by an eligible institution acceptable to the Adviser, including a bank, a broker, a dealer, national securities exchange, a credit union, or a savings association which is authorized to guarantee signatures. Other procedures may be implemented from time to time.

If the Fund receives your redemption request in proper form before 4:00 p.m. ET, the Fund will normally wire payment to you on the next Fund Business Day. Redemption requests submitted after 4:00 p.m. ET will not be accepted and must be resubmitted on the next Fund Business Day thereafter.

The Trust may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to the Fund.

In certain circumstances, investors’ right to redeem shares in the Fund may be suspended. Under U.S. law, the right of redemption cannot be suspended, nor can payment upon redemption be postponed for more than seven days after tender, except:

•	during any period in which the NYSE is closed, other than customary weekend and holiday closings;

•	during any period that trading on the NYSE is restricted;

•	during any period during which an emergency exists that makes disposal of the Fund’s securities impracticable;

•	during any period when it is impracticable for the Fund to value its net assets; or

•	during such periods as the SEC may order for the protection of security holders of the Fund.

Telephone Transactions

Purchasing and selling Fund shares over the telephone may be convenient, but is not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you purchase or sell Fund shares over the telephone, you will generally bear the risk of any loss.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive Trading

The Fund is intended for long-term investment purposes and not for market timing or excessive short-term trading (“excessive trading”). The Fund’s Board of Trustees has approved policies and procedures designed to discourage excessive trading. These include policies and procedures relating to trade activity monitoring, redemption fees and the use of fair value pricing.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider that you have violated the excessive trading policy if:

•	The Fund determines that you sell shares within a short period of time after the shares were purchased;

•	The Fund determines that you enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or

•	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

Certain transactions are exempt from the excessive trading policy, such as shares purchased through reinvested distributions (dividends and capital gains).

Excessive trading may present risks to you as a Fund shareholder and to the Fund, including:

•	Negative impact on the Fund’s performance;

•	Potential dilution in the value of the Fund’s shares;

•	Interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions or to buy or sell securities it otherwise would not have bought or sold;

•	Losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	Increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and

•	Increased brokerage and administrative costs.

These risks may be greater for the Fund than for other mutual funds because the Fund invests in foreign securities that may be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Fund’s foreign portfolio securities trade and the time as of which the Fund’s NAV is calculated. For example, traders engaged in time zone arbitrage may seek to exploit changes in value of the Fund’s portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Fund’s NAV. Arbitrageurs who are successful may dilute the value of the interests of other shareholders by trading Fund shares at prices that do not fully reflect their fair value. Although the excessive trading policy and the Fund’s pricing and valuation procedures are designed to attempt to prevent time zone arbitrage, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Fund monitors selected trades on a daily basis. Trade activity monitoring may include:

•	Reviewing accounts where a purchase and sale occurs within a short period of time;

•	Reviewing transaction amount thresholds; and

•	Making comparisons against the Fund’s “known offenders” database which contains information about investors who have violated the excessive trading policy.

If the Fund determines that an investor has violated the excessive trading policy, the Fund will temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Fund seeks to act in a manner that is consistent with the best interests of Fund shareholders.

Whether or not the excessive trading policy has been violated, the Fund may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or may be detrimental to the Fund and its shareholders and that the imposition of trading restrictions is warranted. The Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

The Fund or its agents may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to the Fund. Such purchase orders may be revoked or cancelled by the Fund on the next business day after receipt of the order.

The implementation of the Fund’s excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

Redemption Fees

As described above, short-term trading and excessive exchange activity may interfere with portfolio management and have an adverse effect on the Fund and its shareholders. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 calendar days. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

Certain Retirement Account Activity:

•	Shares redeemed by a participant-directed retirement plan as a result of a plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

•	Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

•	Shares redeemed from retirement plan participant’s account to fund plan distributions including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders (“QDROs”).

Non-shareholder Directed Activity:

•	Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

Other Activity:

•	Rollovers, transfers and changes of account registration (provided the monies do not leave the Fund).

•	Redemptions in kind.

The Fund may assess redemption fees in any of these types of transactions if, in the opinion of the Fund, the transaction is intended to circumvent the redemption fee policy.

While the Fund seeks to apply its redemption fee policy to all accounts, the Fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries (“Omnibus Accounts”) because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent the Fund is able to identify excessive short-term trading in Omnibus Accounts, the Fund will seek the cooperation of the intermediary to enforce the Fund’s redemption fee policy.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, when it calculates its NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See “Calculation of the Fund’s Net Asset Value” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on Effectiveness

Although trade activity monitoring, redemption fees and the use of fair value pricing are designed to discourage short-term trading and excessive exchange activity, none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of the Fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by retirement plan accounts is severely limited in those instances in which the retirement plan administrator maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Fund seeks to make these judgments to the best of its abilities in a manner that it believes are consistent with shareholder interests.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

To avoid federal income taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which generally is subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions annually, regardless of how long a shareholder has held shares of the Fund.

Options for Receiving Distributions

You may tell us to pay your distributions by check or to invest them automatically in more shares of the Fund (known as dividend reinvestment). If you do not tell us how you want your distributions paid, your distributions will be automatically reinvested in more shares of the Fund.

If we mail a distribution check to your address of record and it is returned to us because of an invalid address, we will automatically reinvest all future distributions until you provide us with the correct address.

Distribution Schedule

	Dividends	Capital Gains

Global Emerging Markets Fund	Normally declared and distributed in December.	Normally declared and distributed in December.

If necessary, dividends and net capital gains may be distributed at other times as well. The Fund has no fixed dividend rate, and there can be no assurance that any dividends or capital gains distributions will be paid in a particular year.

How Distributions Affect the Fund’s Net Asset Value

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily NAV until the ex-dividend date, which is immediately until after the record date. The share price of the Fund then drops by the amount of the distribution, net of any subsequent market fluctuations.

Acquiring Shares Near the Record Date

If you purchase shares of the Fund on or just before the record date of a dividend or a capital gains distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable dividend or capital gain distribution.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange generally is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Whether such gain or loss is long-term or short-term depends upon how long you have owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax advisor if you have questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions

Dividends and distributions are subject to federal income tax regardless of whether you reinvest your distributions in additional shares or take them in cash. When gains from the sale of a security held by the Fund are paid to a shareholder, the rate at which the gain will be taxed to shareholders depends upon the length of time the Fund held the security. The Fund’s dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date.

Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

The Fund may be required to withhold U.S. federal income tax at the current backup withholding rate on all available dividends, distributions and redemption proceeds payable to shareholders who fail to provide their correct Social Security or taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Taxation of the Fund

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to its shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign withholding taxes or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to its shareholders, who may generally deduct such amounts or, if they meet certain holding period requirements with respect to their shares in the Fund, claim a foreign tax credit. Special rules may apply to the credit for individuals who receive “qualified dividend income.” If the election under Section 853 is not made, or is not available to the Fund, such foreign taxes will represent an expense of the Fund.

The Fund may purchase securities of certain foreign corporations treated as passive foreign investment companies for purposes of the Internal Revenue Code. In order to avoid additional taxes that might otherwise be due in connection with the sale or exchange of such securities, or distributions made with respect to such securities, the Fund may make various elections permitted by the Internal Revenue Code. These elections could require the Fund to recognize taxable income, which in turn must be distributed, even though the Fund may not have received any associated cash.

CUSTODIAN AND TRANSFER AGENT

The Trust has hired State Street Bank and Trust Company (“State Street”) to serve as the Custodian to the Fund. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

The Trust has hired Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, to act as the shareholder servicing and transfer agent for the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Scottish Widows
Investment Partnership Trust

Global Emerging Markets Fund

Prospectus

October 3, 2006
as supplemented February 9, 2007

FOR MORE INFORMATION

The Statement of Additional Information (the “SAI”) contains additional information about the Fund. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered a part of) this Prospectus.

Following completion of the Fund’s initial semi-annual and annual fiscal periods, additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Fund’s annual and semi-annual reports, when available, are provided without charge, upon request.

Shareholders in the Fund may make inquiries to the Fund or request the SAI, the Fund’s annual and semi-annual reports and request other information by contacting us:

By mail:	Scottish Widows Investment Partnership Trust, P.O. Box 8042, Boston, Massachusetts 02266-8042

By phone (toll-free):	1-800-893-2073

Online:	www.swip-us.com

The Fund makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Web site at www.swip-us.com. The website is not considered part of this Prospectus.

You can also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Investment Company Act File No. 811-21909